UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 7, 2020

SENSEONICS HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37717	47-1210911
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20451 Seneca Meadows Parkway Germantown, MD 20876-7005
(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code: (301) 515-7260

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SENS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

Senseonics Holdings, Inc. (the “Company”) will be relying on the Securities and Exchange Commission’s Order under Section 36 of the Securities Exchange Act of 1934, as amended, Modifying Exemptions from the Reporting and Proxy Delivery Requirements for Public Companies dated March 25, 2020 (Release No. 34-88465) (the “Order”) to delay the filing of its quarterly report on Form 10-Q for the quarter ended March 31, 2020 (the “Form 10-Q”) due to circumstances related to the coronavirus disease (“COVID-19”).

The Company’s operations and business have experienced disruption due to the unprecedented conditions surrounding the COVID-19 pandemic. The state of Maryland, where the Company is headquartered, has been affected by COVID-19. The Governor of Maryland has issued an order closing all non-essential businesses, which took effect on March 23, 2020. Substantially all of the Company’s workforce is currently working from home either all or substantially all of the time, including the Company’s limited number of general administrative and finance personnel. These safety measures have restricted access to the Company’s facilities and records, and have disrupted routine interactions among the Company’s staff, advisors and third parties involved in the preparation of the Form 10-Q.

In addition, the Company’s personnel who are primarily responsible for preparing its Form 10-Q have been mobilized on key business continuity efforts that have emerged in part as a result of COVID-19, including financing activities and cost-reduction initiates (including significant headcount reductions), following the Company’s payment of all amounts outstanding under its loan and security agreement with Solar Capital Ltd. on March 22, 2020. These factors have resulted in delay in the Company’s ability to complete its quarterly review processes in time to file the Form 10-Q by May 11, 2020.

Due to these disruptions, the Company is unable to timely file its Form 10-Q, originally due on May 11, 2020. The Company expects to file the Form 10-Q on or around June 8, 2020, which is within 45 days after the standard filing deadline as permitted by the Order.

In light of the current COVID-19 pandemic, the Company expects to include a risk factor substantially similar to the following risk factor in its Form 10-Q:

Our business, product sales and results of operations have been adversely affected and could continue to be adversely affected by the COVID-19 pandemic, in regions where we or third parties distribute our products or where we or third parties on which we rely have significant manufacturing facilities, concentrations, clinical trial sites or other business operations. The COVID-19 pandemic could materially affect our operations, including at our headquarters in Maryland and at our clinical trial sites, as well as the business or operations of our manufacturers, distributors or other third parties with whom we conduct business.

Our business has been adversely affected and could continue to be adversely affected by the COVID-19 pandemic in regions where we have concentrations of clinical trial sites or other business operations, and could cause significant disruption in the operations of third-party manufacturers and distributors upon whom we rely.

For example, in December 2019, a novel strain of coronavirus, SARS-CoV-2, causing a disease referred to as COVID-19, was reported to have surfaced in Wuhan, China. Since then, COVID-19 has spread to multiple countries, including the United States and several European countries. Our headquarters is located in Maryland, and our contract manufacturers are located in Germany, the United Kingdom and the United States. Our distributors are located in the United States and various countries in Europe.

In March 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, and the U.S. government imposed travel restrictions on travel between the United States, Europe and certain other countries. Further, the President of the United States declared the COVID-19 pandemic a national emergency, invoking powers under the Stafford Act, the legislation that directs federal emergency disaster response. Similarly, the Governor of Maryland has issued an order closing all non-essential businesses, which took effect on March 23, 2020. Substantially all of our workforce is now working from home either all or substantially all of the time. The effects of the Maryland order and our work-from-home policies may negatively impact productivity, disrupt our business and delay our clinical programs, regulatory and commercialization timelines, the magnitude of which will depend, in part, on the length and severity of the restrictions and other limitations on our ability to conduct our business in the ordinary course. These and similar, and perhaps more severe, disruptions in our operations could negatively impact our business, operating results and financial condition.

Quarantines, shelter-in-place and similar government orders, or the perception that such orders, shutdowns or other restrictions on the conduct of business operations could occur, related to COVID-19 or other infectious diseases could impact personnel at third-party manufacturing facilities in the United States and other countries, or the availability or cost of materials, which would disrupt our supply chain. In particular, some of our suppliers of certain materials used in the production of our sensors and transmitters are located in Germany, the United Kingdom, and the United States, and some components used by our third-party manufacturers for the production of Eversense are sourced from China and Japan. Any manufacturing supply interruption of Eversense or future generation products, could adversely affect our ability to conduct planned clinical trials and commercialization activities.

Sales and demand for Eversense may be adversely affected by the global COVID-19 pandemic. Disruptions in the distributions of Eversense could result if patients are physically quarantined, if physicians restrict access to their facilities for a material period of time, if patients are unable or unwilling to visit health care providers, or if health care providers prioritize treatment of acute or communicable illnesses over diabetes management. We have begun to receive indications that insertions of Eversense have slowed during the pandemic, and this slowing could continue or worsen. Additionally, our ability to support patients, health care providers and other stakeholders with Eversense may be impacted by headcount reductions, shelter-in-place orders and cost reduction activities.

In addition, our clinical trials may be affected by the COVID-19 pandemic. Clinical site initiation and patient enrollment may be delayed due to prioritization of hospital resources toward the COVID-19 pandemic. Some patients may not be able to comply with clinical trial protocols if quarantines impede patient movement or interrupt healthcare services. Similarly, our ability to recruit and retain patients and principal investigators and site staff who, as healthcare providers, may have heightened exposure to COVID-19 and adversely impact our clinical trial operations.

The spread of COVID-19, which has caused a broad impact globally, may materially affect us economically. While the potential economic impact brought by, and the duration of, COVID-19 may be difficult to assess or predict, a widespread pandemic could result in significant disruption of global financial markets, reducing our ability to access capital, which could negatively affect our liquidity. In addition, a recession or market correction resulting from the spread of COVID-19 could materially affect our business and the value of our common stock.

The global pandemic of COVID-19 continues to rapidly evolve. The ultimate impact of the COVID-19 pandemic or a similar health epidemic is highly uncertain and subject to change. We do not yet know the full extent of potential delays or impacts on our business, our clinical trials, commercialization efforts, healthcare systems or the global economy as a whole. However, these effects could have a material impact on our operations, and we will continue to monitor the COVID-19 situation closely.

Please also refer to the complete Item 1A of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 16, 2020 for additional risks and uncertainties facing the Company that may have a material adverse effect on the Company’s business prospects, financial condition and results of operations.

Cautionary Note Regarding Forward-Looking Statements

Any statements in this Current Report on Form 8-K about future expectations, plans and prospects for the Company, including statements about the effects of the COVID-19 pandemic and other statements containing the words “believe,” “expect,” “intend,” “may,” “projects,” “will,” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: uncertainties related to the COVID-19 pandemic and such other factors as are set forth in the risk factor above and in the risk factors detailed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 under the heading “Risk Factors.” In addition, the forward-looking statements included in this Current Report on Form 8-K represent the Company’s views as of the date hereof. The Company anticipates that subsequent events and developments will cause the Company’s views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so except as required by law. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2020	SENSEONICS HOLDINGS, INC.

	By:	/s/ Nick B. Tressler
	Name:	Nick B. Tressler
	Title:	Chief Financial Officer